John Hancock Bond Trust

Supplement dated March 8, 2018 to the current prospectus, as may be supplemented

John Hancock ESG Core Bond Fund (the fund)

The following information supplements the portfolio manager information in the “Fund summary” under the heading “Portfolio management” and in the “Fund details” under the heading “Who’s who ─ Subadvisor”:

Effective as of the close of business on September 28, 2018 (the effective date), David J. Madigan will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Mr. Madigan will be removed from the prospectus. Following the effective date, Matthew C. Buscone, Sara Chanda, Khurram Gillani and Jeffrey M. Glenn, CFA will continue to serve as portfolio managers of the fund.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Bond Trust

Supplement dated March 8, 2018 to the current Statement of Additional Information (the SAI), as may be supplemented

John Hancock ESG Core Bond Fund (the fund)

Effective as of the close of business on September 28, 2018 (the effective date), David J. Madigan will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Mr. Madigan will be removed from the SAI. Following the effective date, Matthew C. Buscone, Sara Chanda, Khurram Gillani and Jeffrey M. Glenn, CFA will continue to serve as portfolio managers of the fund.

You should read this Supplement in conjunction with the SAI and retain it for future reference.